                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                            TTTTICKETS HOLDING CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                    N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                            TTTTICKETS HOLDING CORP.
                                 7 TFUZOT ISRAEL
                             GIVATAIM, ISRAEL 53583

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                           TO BE HELD AUGUST __, 2002

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of TTTTickets Holding Corp., a Delaware corporation (the "Company"), will be held at 7 Tfuzot Israel, Givataim, Israel 53583, on August __, 2002 at 10:00 A.M. Israel time, to consider the following proposals:

1. the approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, par value $.001 per share (the "Common Stock"), from 40,000,000 shares to 500,000,000 shares;

2. the approval of an amendment to the Company's Certificate of Incorporation to change the name of the Company to Shelron Technologies Holding Group Inc.; and

3. the transaction of such other business as may properly come before the meeting.

         Stockholders of record on the books of the Company at the close of business on July __, 2002 will be entitled to vote at the meeting or any adjournment thereof. A copy of the annual report containing the financial statements of the Company for the year 2001 is enclosed.

         All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

                                                   By Order of the Sole Director


Dated:     Givataim, Israel                        Eliron Yaron
           July __, 2002                           President

                            TTTTICKETS HOLDING CORP.
                                7 TFUZOT ISRAEL
                             GIVATAIM, ISRAEL 53583

                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS

                                 August __, 2002

         This Proxy Statement is furnished in connection with the solicitation by the sole director of TTTTickets Holding Corp. (the "Company") of proxies in the enclosed form for the Special Meeting of Stockholders to be held at 7 Tfuzot Israel, Givataim, Israel 53583, on August __, 2002 at 10:00 A.M. Israel time, and for any adjournment or adjournments thereof, for the purposes set forth in the foregoing Notice of Special Meeting of Stockholders.

         A proxy may be revoked by a stockholder at any time before its exercise by filing with Eliron Yaron, the President of the Company, at the address set forth above, an instrument of revocation or a duly executed proxy bearing a later date, or by attendance at the Special Meeting of Stockholders and electing to vote in person. Attendance at the Special Meeting of Stockholders will not, in and of itself, constitute revocation of a proxy.

At the Special Meeting, the Stockholders will vote on the following proposals:

         1. the approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, par value $.001 per share (the "Common Stock"), from 40,000,000 shares to 500,000,000 shares;

         2. the approval of an amendment to the Company's Certificate of Incorporation to change the name of the Company to Shelron Technologies Holding Group Inc.; and

         3. the transaction of such other business as may properly come before the meeting.

         The Company knows of no other matters to be presented at the Special Meeting. If any additional matters should be properly presented, proxies shall be voted in accordance with the judgment of the proxy holders.

         Each stockholder of the Company is requested to complete, sign, date and return the enclosed proxy without delay in order to ensure that the shares owned by such stockholder are voted at the Special Meeting. Any stockholder may revoke a proxy at any time before it is voted by: (i) delivering written notice to the President of the Company, at the address of the Company set forth above, stating that the proxy is revoked, (ii) executing a subsequent proxy and delivering it to the President of the Company, or (iii) attending the Special Meeting and voting in person. Each properly executed proxy returned will be voted as directed. In addition, if no directions are given or indicated, the persons named in the accompanying proxy intend to vote proxies in favor of the foregoing proposals.

         The Company will bear the cost of soliciting proxies. The sole director, officer and employees of the Company may solicit proxies personally or by telephone, telegram or mail. Such director, officer and employees will not be additionally compensated for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of the Common Stock held of record by such persons and the Company will, upon request, reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

         The principal executive offices of the Company are located at 7 Tfuzot Israel, Givataim, Israel 53583. The approximate date on which this Proxy Statement and the accompanying form of Proxy will first be sent or given to the Company's stockholders is July ____, 2002.

                                VOTING SECURITIES

         Only holders of shares of Common Stock and the holders of shares of series A preferred stock, par value $0.001 per share (the "Series A Preferred Stock"), of record at the close of business on July __, 2002 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof. On the record date there were 40,000,000 shares of Common Stock issued and outstanding and 1,000,000 shares of Series A Preferred Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote upon all matters to be acted upon at the Special Meeting and the holders of Series A Preferred Stock are entitled to an aggregate of 10,833,333 votes, representing 21.3% of the total shares entitled to vote by all holders of the then outstanding shares of Common Stock and the holders of all the then outstanding shares of Series A Preferred Stock combined. The holders of the Series A Preferred Stock are entitled to vote along with the holders of Common Stock as one class on all matters for which the stockholders of the Company shall vote.

         The Company has outstanding $500,000 principal amount of 8% Series A Senior Subordinated Convertible Redeemable Debentures (collectively, the "Debenture").

         The Debenture bears interest at 8% per annum, matures on October 24, 2003, and is convertible into shares of Common Stock at the following price (the "Conversion Price"): 70% of the lowest closing bid price of the Common Stock as reported on the OTC Electronic Bulletin Board or any exchange on which the Company's shares are traded. The Conversion Price may be adjusted in certain circumstances, such as if the Company subdivides outstanding shares of Common Stock into a larger number of shares, combines outstanding shares of Common Stock into a smaller number of shares, or takes such other actions as would otherwise result in dilution of position of a holder of the Debenture. At any time after 90 days, the Company has the option to (i) pay to the holder of a Debenture 130% of the principal amount of the Debenture, in full, to the extent that such holder has not converted the Debenture, or (ii) pay upon maturity if the Debenture is not converted.


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

         Upon a sale of substantially all of the Company's assets or the merger of a Company in which the Company is not the surviving entity, the Company will, at the option of the holder of a Debenture: (i) upon the request of any holder of a Debenture, redeem any Debenture registered in the name of such holder in cash for 130% of the principal amount, plus accrued but unpaid interest through the date of redemption, or (ii) convert the unpaid principal amount of the Debenture (together with the amount of accrued but unpaid interest) into shares of Common Stock of the surviving entity at the Conversion Price. Proceeds of the Debenture are to be used for working capital purposes.

         While the Debenture remains outstanding, the Company may not split or reverse split its Common Stock or issue Common Stock in its efforts of raising capital (except pursuant to an exemption from registration under the Securities Act of 1933, as amended) without the consent of the holders of the Debenture. An event of default occurs under the Debenture if, among other things, the Company defaults in payment of principal or interest, breaches any covenant, representation, or warranty, or becomes insolvent. The Company is not required to furnish periodic evidence as to the absence of default or as to compliance with the terms of the Debenture.

                                VOTING PROCEDURES

         The approval of the proposals to amend the certificate of incorporation of the Company to increase the number of authorized shares of Common Stock and to change the name of the Company to Shelron Technologies Holding Group Inc. require the affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock present in person or represented by proxy at the Meeting, provided a quorum exists. A quorum is established if, as of the Record Date, the holders of a majority of the votes are present in person or represented by proxy at the Special Meeting. Votes will be counted and certified by one or more Inspectors of Election. In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. Broker non-votes with respect to any matter are not considered as shares entitled to vote and will, therefore, have no legal effect on the vote on that particular matter. However, because an affirmative vote of a majority of the outstanding shares of the Company's Common Stock and Series A Preferred Stock is required to approve the amendments to the certificate of incorporation of the Company (proposals 1 and 2), broker non-votes and abstentions will have the same effect as a vote "against" the amendments to the Certificate of Incorporation of the Company (proposals 1 and 2). The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth, as of July ___, 2002, certain information as to the stock ownership of each person known by the Company to own beneficially 5% or more of the Company's outstanding Common Stock, by each director of the Company who owns shares of

Common Stock or Series A Preferred Stock, and by all officers and directors as a group. This table includes the shares of Series A Preferred Stock, which have the right in the aggregate to cast 23.1% of the total votes which may be cast by the holders of all the outstanding (i) shares of Common Stock and (ii) Series A Preferred Stock.


     Name and Address of                      Number of shares of          Number of shares of Series A
       Beneficial Owner                       Common Stock Owned(1)              Preferred Owned
------------------------------------   ---------------------------------  -------------------------------
Hull Services, Inc.(2)                                7,925,000                  1,000,000
7 Tfuzot Israel
Givataim, Israel 53583

RIM Capital Holdings, LLC(3)                          9,962,775                          0
10725 West 85th Place
Arvada, Colorado 80005

RCG LLC(3)                                            9,962,775                          0
10725 West 85th Place
Arvada, Colorado 80005

RIM CG, LLC(3)                                        9,962,775                          0
10725 West 85th Place
Arvada, Colorado 8005

All officers and directors as a group (1              7,925,000                  1,000,000
person)


(1) Except as otherwise indicated, all shares are beneficially owned and sole voting and investment power is held by the persons named.

(2) Eliron Yaron, the Company's President and sole director, is deemed the beneficial owner of 7,925,000 shares of Common Stock and 1,000,000 shares of Series A Preferred Stock as the sole stockholder of Hull Services, Inc.

(3) Represents shares of Common Stock issuable upon the conversion of $134,191 principal amount of Debentures which are currently convertible. See "Voting Securities."

                                   PROPOSAL 1

                            AMENDMENT TO CERTIFICATE
                        OF INCORPORATION TO INCREASE THE
                        AUTHORIZED SHARES OF COMMON STOCK

         At a meeting of the sole director of the Company in January 2002 the sole director adopted a resolution to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company. The Company is currently authorized to


                                       5
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issue 40,000,000 shares of Common Stock. The Company's sole director recommends that the Company's stockholders approve an amendment (the "Amendment") to the Company's Certificate of Incorporation in the form attached hereto as Exhibit A, that would increase the authorized shares of the Company's Common Stock from 40,000,000 shares to 500,000,000 shares. Of the 40,000,000 shares of Common Stock currently authorized, 10,000,032 shares of Common Stock are issued and outstanding. If the Amendment is approved by the Company's stockholders, the second sentence of ARTICLE FOURTH of the Company's Certificate of Incorporation will read as follows:

         The total number of shares which the Corporation is authorized to issue is Five Hundred Million (500,000,000) shares, of which Four Hundred Ninety Million (490,000,000) shall be Common Stock and Ten Million (10,000,000) shall be Preferred Stock.

         The Company proposes to increase the number of authorized shares of its Common Stock to provide additional shares for general corporate purposes, including stock dividends and splits, raising additional capital, issuance of shares pursuant to the employee stock option plans, issuances upon conversion of outstanding debentures and shares of Preferred Stock which may be issued and possible future acquisitions. The Company's officers may from time to time engage in discussions with other businesses concerning the possible acquisition of such companies by the Company, in which the Company may consider issuing stock as part or all of the acquisition price. The sole director believes that an increase in the total number of shares of authorized common stock will better enable the Company to meet its future needs and give it greater flexibility in responding quickly to business opportunities. The proposed increase will also provide additional shares for corporate purposes generally.

         The Company's issuance of shares of Common Stock, including the additional shares that will be authorized if this proposed amendment is adopted, may dilute the present equity ownership position of current holders of Common Stock and may be made without stockholder approval, unless otherwise required by applicable laws. The authority possessed by the sole director to issue Common Stock could also potentially be used to discourage attempts to obtain control of the Company through a merger, tender offer, proxy contest or otherwise by making such attempts more difficult or costly to achieve.

         B-Park Communications LLC was formed on August 21, 2001. On October 26, 2001, B-Park Communications changed its name to B-Park Communications, Inc. ("B-Park") and was incorporated in the State of Delaware. B-Park was formed for the sole purpose of acquiring the controlling interest of the Company. The principal executive offices of both the Company and B-Park are located at 7 Tfuzot Israel, Givataim, Israel 53583 and its telephone number is 972-3-5734382. On November 9, 2001, B-Park Communications, Inc., a Delaware corporation (the "Purchaser"), pursuant to a Stock Purchase Agreement dated November 9, 2001, acquired 9,000,000 shares of Common Stock of the Company. Subsequently, pursuant to the terms and conditions of an Agreement of Merger dated November 9, 2001 (the "Merger Agreement") among the Company, TTTTickets Acquisition Corp., a Delaware company and a wholly-owned subsidiary of the Company (the "Subsidiary") and the Purchaser, the Company exchanged with the stockholders of the Purchaser 9,000,000 shares (the "Shares") of Common Stock of the Company in return for one hundred percent (100%) of the issued and outstanding shares of common stock, par value $0.001 per share, of the Purchaser. In connection with the


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transactions contemplated by the Merger Agreement, the Purchaser entered into a separate agreement with Halter Financial Group, Inc. ("HFG"), a corporation that assisted in consummating the transactions contemplated by the Merger Agreement. Pursuant to the agreement with HFG, the Purchaser paid an aggregate of $350,000 (the "Fee") as payment of fees to HFG. The Fee was funded from the issuance of 8% Series SPA Senior Subordinated Convertible Redeemable Debentures by the Company to RCG, LLC, RIM CG, LLC and RIM Capital Holdings LLC. Pursuant to the Merger Agreement, the Purchaser acquired approximately 89% of the Company's issued and outstanding shares of Common Stock, and the Purchaser merged into the Subsidiary. Simultaneously with the closing of the Merger Agreement, the sole director of the Company resigned and the current director of the Purchaser was appointed as the sole member of the board of directors of the Company. The reason for transactions consummated pursuant to the Stock Purchase Agreement and the Merger Agreement was to provide the securityholders of B-Park and the Company with publicly traded stock. The transaction was structured as a tax free reorganization and thus the Company believes that there are no material federal income tax consequences as a result of the transaction.

         The Stock Purchase Agreement and subsequent Merger Agreement effected a change in control and was accounted for as a "reverse acquisition" whereby B-Park was the accounting acquiror for financial statement purposes. No federal or state regulatory requirements must be complied with or approval must be obtained in connection with the Stock Purchase Agreement or the Merger Agreement or any transactions contemplated thereby. No report, opinion or appraisal materially relating to the Stock Purchase Agreement or the Merger Agreement or any transactions contemplated thereby was received from an outside party.

REQUIRED VOTE

         The sole director believes that, as proposed, the approval of the amendment is in the best interests of the stockholders of the Company. Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock and Preferred Stock of the Company.

THE SOLE DIRECTOR RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK.

                                   PROPOSAL 2

           AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE ITS NAME TO "SHELRON TECHNOLOGIES HOLDING GROUP INC."

         The sole director has approved, subject to stockholder approval, the Amendment in the form attached hereto as Exhibit A changing the Company's name to "Shelron Technologies Holding Group Inc."

         The Company no longer operates in the business of creating a secondary marketplace for individuals to buy and sell event tickets on the Internet, to which the Company's former name is strongly associated. The Company has determined to change its name to reflect the fact that the current generic operations of the Company, and the generic operations of those


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businesses into which the Company may enter in the future are and will be conducted under the name "Shelron."

         Stockholders will not be required to submit their stock certificates for exchange. Following the effective date of the Amendment, all new stock certificates issued by the Company will be overprinted with the Company's new name.

         The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock and Series A Preferred Stock, voting together as a single class, is required for the approval of this proposal.

THE SOLE DIRECTOR RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO "SHELRON TECHNOLOGIES HOLDING GROUP INC."

STOCKHOLDER PROPOSALS

         Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company's By-Laws. The Company's By-Laws state that for a proposal to be timely in connection with an annual meeting of stockholders, certain items shall be delivered to or mailed and received at the principal executive offices of the Company not less than 90 nor no more than 180 days prior to the earlier of the date of the annual meeting or the corresponding date on which the immediately preceding year's annual meeting was held. Such items are: (i) notice of the proposal; (ii) the text of the proposed alteration, amendment or repeal, if such proposal relates to a proposed change to the Corporation's Certificate of Incorporation or Bylaws; (iii) evidence reasonably satisfactory to the Corporation of such stockholder's status as such and the number of shares of each class of capital stock of the Corporation of which such stockholder is the beneficial owner; (iv) a list of names and addresses of other beneficial owners of shares of the capital stock of the Corporation, if any, with whom such stockholder is acting in concert, and the number of shares of each class of capital stock of the Corporation beneficially owned by each such beneficial owner; and (v) an opinion of counsel, which counsel and the form and substance of which opinion shall be reasonably satisfactory to the Board of Directors of the Corporation, to the effect that the Certificate of Incorporation or Bylaws resulting from the adoption of such proposal would not be in conflict with the laws of the State of Delaware, if such proposal relates to a proposed change to the Corporation's Certificate of Incorporation or Bylaws. Within 30 days (or such shorter period that may exist prior to the date of the meeting), the Board of Directors of the Company shall determine whether the items to be ruled upon by them are reasonably satisfactory and shall notify the stockholder in writing of its determination. For the Company's 2002 Annual Meeting of Stockholders, stockholders must submit such written notice to the President of the Company on or before _________, 2002.

         Stockholders of the Company wishing to include proposals in the proxy material for the 2002 annual meeting of the stockholders must submit the same in writing so as to be received by the President of the Company on or before ________, 2002. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

                                  MISCELLANEOUS

         The SEC allows the Company to "incorporate by reference" the information the Company files with them, which means that the Company can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this proxy statement, and information that the Company files later with the SEC will automatically update or supersede this information. The Company incorporates by reference the documents listed below and any future filing the Company will make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934:

         o General Form for Registration of Securities of Small Business Issuers on Form 10-SB/A, as filed with the SEC on April 11, 2001, containing financial statements for the years ended December 31, 1999 and 2000;

         o The Company's Annual Report on Form 10-KSB for the fiscal year ending December 31, 2001; and

         o        Quarterly Report on Form 10-QSB for the quarter ended March
                  31, 2002.

         These reports are attached hereto and distributed to the securityholders of the Company. You may request a copy of these filings, at no cost, by writing to the Company at its executive offices at 7 Tfuzot Israel, Givataim, Israel 53583, Attention: Eliron Yaron. The Company's telephone number is 972-3-5734382.

                                  OTHER MATTERS

         The sole director does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Meeting, the persons named in the proxy intend to vote thereon in accordance with their judgment on such matters or motions dealing with the conduct of the Meeting.

                                                  By Order of the Sole Director


                                                  ELIRON YARON
                                                  President

Dated: August ____, 2002



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


                                      PROXY

                             THIS PROXY IS SOLICITED

                         ON BEHALF OF THE SOLE DIRECTOR

                            TTTTICKETS HOLDING CORP.

                                 7 TFUZOT ISRAEL

                             GIVATAIM, ISRAEL 53583





         The undersigned hereby appoints Eliron Yaron as Proxy with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of TTTTickets Holding Corp. held of record by the undersigned on July __, 2002 at the Special Meeting of Stockholders to be held on August __, 2002 or any adjournment thereof.

1. Approval of Amendment to Certificate of Incorporation to Increase Number of Authorized Shares of Common Stock.

                  FOR |_|       AGAINST |_|         ABSTAIN |_|

2. Proposal to amend the Company's Certificate of Incorporation to change the name of the Company to Shelron Technologies Holding Group Inc.

                  FOR |_|       AGAINST |_|         ABSTAIN |_|

The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR Proposals 1 and 2 and in accordance with their discretion on such other matters as may properly come before the meeting.

                                      Dated               , 2002


                                      ------------------------------------
                                                Signature(s)

(Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title of a partnership, please sign in partnership name by authorized person.)

                                    EXHIBIT A

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                            TTTTICKETS HOLDING CORP.

                            Under Section 242 of the
                General Corporation Law of the State of Delaware

         TTTTICKETS HOLDING CORP. (the "Corporation"), a corporation organized and existing under and the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

    FIRST: That the sole director of the Corporation, by meeting of the sole director, adopted the following resolution proposing the following amendments to the Certificate of Incorporation of the Corporation:

         RESOLVED, that Article FIRST of the Certificate of Incorporation be amended and, as amended, shall read as follows:

         FIRST: The name of this corporation is Shelron Technologies Holding Group Inc.

         RESOLVED, that the second sentence of ARTICLE FOURTH of the Certificate of Incorporation be amended and, as amended, shall read as follows:

         "The total number of shares which the Corporation is authorized to issue is Five Hundred Million (500,000,000) shares, of which Four Hundred Ninety Million (490,000,000) shall be Common Stock and Ten Million (10,000,000) shall be Preferred Stock."; and

         SECOND: That the aforesaid amendments have been authorized by the affirmative vote of a majority of the issued and outstanding shares of common stock, par value $0.001 per share, and series A preferred stock, par value $0.001 per share, entitled to vote at a duly convened stockholders meeting.

         THIRD: That the aforesaid amendments were duly adopted in accordance with the applicable provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its President, this _____ day of June, 2002.

                                             TTTTICKETS HOLDING CORP.



                                             By:______________________________
                                                Eliron Yaron, President

ATTEST:

By:


---------------------------